© MediciNova, Inc. 2014 Developing Novel Therapeutics for the Treatment of Serious Diseases with Unmet Medical Needs Exhibit 99.1

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding
MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "projects," "can," "could," "may,"
“will,” "would," “considering”, “planning” or similar expressions. These forward-looking statements involve a number of risks and uncertainties that may cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results or events to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, risks of obtaining future partner or grant funding for development of MN-166, MN-221, MN-001, and MN-029 and risks of raising sufficient capital when needed to fund MediciNova's operations and contribution to clinical development, risks and uncertainties inherent in clinical trials, including the potential cost, expected timing and risks associated with clinical trials designed to meet FDA guidance and the viability of further development considering these factors, product development and commercialization risks, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, risks associated with the reliance on third parties to sponsor and fund clinical trials, risks regarding intellectual property rights in product candidates and the ability to defend and enforce such intellectual property rights, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials, and the timing of expected filings with the regulatory authorities, MediciNova's collaborations with third parties, the availability of funds to complete product development plans and MediciNova's ability to obtain third party funding for programs and raise sufficient capital when needed, and the other risks and uncertainties described in MediciNova's filings with the Securities and Exchange
Commission, including its annual report on Form 10-K for the year ended December 31, 2013 and its subsequent periodic reports on Forms
10-Q and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of October 17, 2014.
MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.
Forward-Looking Statements

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
Novel product candidates in clinical development with encouraging efficacy and safety data
MN-166 (ibudilast) for the treatment of Progressive MS, ALS, and Drug
Dependence
Two large Phase 2b studies ongoing (Progressive MS and methamphetamine)
Initiated clinical development in ALS in 2014
Patents cover Progressive MS and addiction
MN-001 for the treatment of NASH (nonalcoholic steatohepatitis) and
IPF (idiopathic pulmonary fibrosis)
MN-221 for the treatment of acute exacerbations of asthma
Well-capitalized
Experienced management team

MediciNova Highlights

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014 4 MediciNova: Active Programs in Clinical Development in Sep. 2013 Active Programs as of September 2013

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014 5 MediciNova: Active Programs in Clinical Development in Oct. 2014

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
6
Neurodegenerative Diseases
Progressive
Multiple Sclerosis
“Progressive MS”
• MS affects more than 400,000 people in the U.S. and
2.3 million worldwide
1
• Patients experience a diminished quality of life (e.g.
fatigue, walking difficulties, weakness, pain, cognitive
changes, depression)
1
• Market opportunity:  Total sales of RRMS drugs were $16
billion worldwide in 2013.  We believe Progressive MS
market is at least as large as RRMS market.
• Approved Drugs:  NONE APPROVED for long-term
treatment of Progressive MS
Amyotrophic
Lateral Sclerosis
(ALS)
“Lou Gehrig's
Disease”
1. Source: National Multiple Sclerosis Society
2. Source: ALS Association
3. Source: Cowen & Co. estimate
4. Cochrane Database of Systematic Reviews
• Fatal: ALS Life expectancy is 2-5 years
2
• ALS affects up to 30,000 people in the U.S.
2
(Orphan
indication)
• Market opportunity: an effective new drug for ALS
could generate sales >$1 billion per year
3
• Approved Drugs: RILUZOLE increases survival by only 2-
3 months

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
7
Fibrotic Diseases
Idiopathic
Pulmonary
Fibrosis
“IPF”
Nonalcoholic
Steatohepatitis
“NASH”
• NASH prevalence in the U.S. is 2-5%
1
• Additional 10-20% have “fatty liver” due to being
overweight or obese
1
• NASH Market forecast: $1.6 billion by 2020
2
• Approved Drugs: NO TREATMENT APPROVED
1. National Digestive Diseases Information Clearinghouse (NDDIC)
2. Allied Market Research
3. Coalition for Pulmonary Fibrosis
4. Research and Markets
5. Esbriet prescribing information
• IPF prevalence about 128,000 in the U.S.
3
(Orphan
indication)
• Two-thirds of IPF patients die within 5 years
3
• IPF Market forecast: >$1 Billion in 2017
4
• Approved Drugs: Esbriet (pirfenidone) approved in
October 2014; Esbriet Phase 3 studies enrolled
mild to moderate IPF; No survival benefit shown

© MediciNova, Inc. 2014 8 Tipelukast MN-001 Developing Novel Therapeutics… MEDICINOVA MN-166 Ibudilast

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
GLIAL CELL ATTENUATION
Role of Glia:
•
Type of macrophage
•
Increases in number during brain damage
•
Glial activation leads to neurodegeneration
PDE Inhibition:
•
Increases cAMP, reducing inflammation
MIF inhibition
•
Linked to attenuated disease progression in
animal models of MS

How does MN-166 work?

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
MN-166 Phase 2 RRMS Data
•
Significant attenuation of brain volume loss (p=0.035)
•
Significant attenuation of conversion of acute lesions to
persistent black holes (p=0.004)
•
Sustained disability progression was significantly less
likely (p=0.026)
•
Significant improvement in time to first relapse (p=0.04)
MN-166 Ongoing NIH-funded Phase 2b study
•
PPMS and SPMS study
•
Results expected early 2017

What Do the Data Show?

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014

What is Fibrosis?
Fibrosis
•
Fibrosis is the development of
excess fibrous connective tissue in
an organ
•
Fibrosis is a result of inflammation,
irritation, or healing (e.g. scar)
•
Cross-linking of collagen and elastin
is the final step in fibrosis
Cross-linking of collagen and elastin
fibrosis

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014

How does Fibrosis Develop?
Genes Promoting Fibrosis
•
LOXL2
•
Collagen Type 1
•
CCR2
•
MCP-1
•
TIMP-1
LOXL2
Cross-linking of collagen and elastin
fibrosis
Collagen Type 1
CCR2
MCP-1
TIMP-1

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014

How does MN-001 work?
Tipelukast
MN-001
MN-001
LOXL2
Cross-linking of collagen and elastin
fibrosis
Collagen Type 1
CCR2
MCP-1
TIMP-1
MN-001 Reduces Gene Expression
•
LOXL2
•
Collagen Type 1
•
CCR2
•
MCP-1
•
TIMP-1

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
•
More than 600 human
subjects exposed to MN-001
Phase 2 study of MN-001 in
asthma with positive results
MN-001 was considered
generally safe and well-tolerated
•
Pre-clinical data shows anti-
fibrotic effect in a Dose-
Dependent Manner
•
Improved NAFLD Activity Score
(NAS) via a reduction in
hepatocyte ballooning
•
Reduced fibrosis area
14
What Do the Data Show?
NAFLD Activity Score (NAS)
% of fibrosis area
Tipelukast
MN-001

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
Next Steps – Progressive MS

Q2 2013: Submit New IND
Amendment and New Ph2 Protocol
Q3 2013: FDA approval & Study
Initiation
Q3 2013: Screening begins
Q4 2013: First Patient In
Q1 2015: Last Patient In
Q1 2017: Last Patient Out
1H 2017: Results available
Progressive
Multiple Sclerosis
“Progressive MS”

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
Next Steps - ALS

Amyotrophic
Lateral Sclerosis
(ALS)
“Lou Gehrig's
Disease”
Q3 2014: Submit New ALS Protocol
as IND Amendment
Q3 2014:  FDA Approval to Start
Study
Q3 2014: IRB Submission & Site
Activation
Q3 2014: Study Start-up & Database
Build
Q4 2014: Began Enrollment
TBD:  Last Patient In

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014
Next Steps - NASH

Q1 2014: Positive preclinical data in
NASH
Q3 2014: Positive preclinical data in
Advanced NASH
Q3 2014: Prepare IND submission
Q4 2014: Present NASH data at JDDW
ASAP: Submit IND and Protocol
Nonalcoholic
Steatohepatitis
(NASH)
Tipelukast
MN-001

© MediciNova, Inc. 2014 © MediciNova, Inc. 2014 18 MN-166 Ibudilast Tipelukast MN-001 Timeline Summary MEDICINOVA